EXHIBIT 10.6.1
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BALLENA ISLE MARINA
Ballena Bay Yacht Harbor
1150 Ballena Blvd. Suite 111
Alameda, CA 94501-3682
(510)523-5528    FAX (510)865-2257
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                                              OFFICE RENTAL AGREEMENT

Space    1120     Space    1124     Space   1136     Space    108      Space    Locker

Sq. Ft.  1825     Sq. Ft.  384      Sq. Ft. 208      Sq. Ft.  605      Sq. Ft.  N/A     Total Sq. Ft.     3522

Rent     2008.00  Rent     978.00   Rent    218.00   Rent     749.00   Rent     50.00            Date  8/1/98

Tenant            ValueStar Inc.

Address  1120 Ballena Blvd.           Alameda, CA 94501

Telephone: Business (510) 814-7070    Residence (510)

Month To Month Commencing August 1 1998
(See Paragraph 1)

First Month Rent (See Paragraph 2)                             $ 3998.00

Subsequent Monthly Rent (See Paragraph 2)                      $ 3998.00

Other                                                          $    -0-

Security Deposit (See Paragraph 3) Transfered From Lease       $ 2709.00

Use: The premises shall be used and occupied only for the following  purpose(s):
     General Office

This rental agreement is made this date between Ballena Isle Marina and tenant concerning the space described herein. The terms, covenants and conditions set forth in the attached addendum are incorporated herein and made a part hereof.

BALLENA ISLE MARINA
A California Limited Partnership

By: /s/ JACK BOLANDER
         Jack Bolander

TENANT

By: /s/ JIM STEIN for ValueStar, Inc.
         Jim Stein
         Managing Director

Ballena Isle Marina
1150 Ballena Blvd. Ste 111
Alameda, CA 94501

                          ADDENDUM TO RENTAL AGREEMENT

1. TERM: The term of this Agreement shall be for the period designated. All month-to-month terms are for monthly periods beginning on the 1st day of a month and end on the last day. If the Landlord of Tenant elect to terminate a month-to-month term without cause, they shall have at least 90 days prior written notice of such election to the other party. Such termination shall occur only on the last day of the next succeeding full month following the giving of such notice.

2. RENT: Tenant agrees to pay Landlord monthly in advance on the first day of each month such sum as shall be the applicable monthly fee for the use of the designated space as established by this agreement. Tenant shall receive at least 30 days prior written notice of any change. Set forth herein is amount of such monthly fee in effect at the date hereof. In the event such fee shall be increased Tenant agrees to pay the same or shall have the right to elect to terminate this Agreement effective with the date a new fee shall become applicable. If Tenant fails to pay the new rent when due, this Agreement is immediately terminated.

3. (deleted)

4. RISK AND INDEMNITY: This Agreement is a license granting use of space only, such space to be used at the sole risk of Tenant/ Tenant shall obtain and keep in force during the term of this Agreement a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto.

5. WAIVER OF SUBROGATION: Tenant and Landlord each waive any and all rights of recovery against the other, or against the officers, employees, agents, and representatives of the other, for loss of or damage to such waiving party or it's property or the property of others under it's control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage.

6. UTILITIES: Tenant shall pay for all electricity based on a pro-rate share of the meter covering their Premises. Tenant shall pay for all telephones supplied to the Premises together with any taxes thereon.

BALLENA ISLE MARINA
Ballena Bay Yacht Harbor
1150 Ballena Blvd. Suite 111
Alameda, CA 94501-3682
(510)523-5528    FAX (510)865-2257

                             OFFICE RENTAL AGREEMENT

Space                      120

Square Footage             1295

Date                       7/01/98

Tenant                     ValueStar Inc.

Address    1150 Ballena Blvd. Suite 120, Alameda CA 94501

Telephone: Business (510) 814-7070                   Residence (510)

Month To Month Commencing                            July 1, 1998
(See Paragraph 1)

First Month Rent (See Paragraph 2)                   $1685.00

Subsequent Monthly Rent (See Paragraph 2)            $1685.50

Other                                                $  -0-

Security Deposit (See Paragraph 3)                   $ N/A

Use: The premises shall be used and occupied only for the following  purpose(s):
General Office

This rental agreement is made this date between Ballena Isle Marina and tenant concerning the space described herein. The terms, covenants and conditions set forth in the attached addendum are incorporated herein and made a part hereof.

BALLENA ISLE MARINA
A California Limited Partnership


By: /s/ JACK BOLANDER
         Jack Bolander

TENANT

By: /s/ JIM STEIN for ValueStar, Inc.
         Jim Stein
         Managing Director

Ballena Isle Marina
1150 Ballena Blvd. Ste 111
Alameda, CA 94501

                          ADDENDUM TO RENTAL AGREEMENT

1. TERM: The term of this Agreement shall be for the period designated. All month-to-month terms are for monthly periods beginning on the 1st day of a month and end on the last day. If the Landlord of Tenant elect to terminate a month-to-month term without cause, they shall have at least 90 days prior written notice of such election to the other party. Such termination shall occur only on the last day of the next succeeding full month following the giving of such notice.

2. RENT: Tenant agrees to pay Landlord monthly in advance on the first day of each month such sum as shall be the applicable monthly fee for the use of the designated space as established by this agreement. Tenant shall receive at least 30 days prior written notice of any change. Set forth herein is amount of such monthly fee in effect at the date hereof. In the event such fee shall be increased Tenant agrees to pay the same or shall have the right to elect to terminate this Agreement effective with the date a new fee shall become applicable. If Tenant fails to pay the new rent when due, this Agreement is immediately terminated.

3. (deleted)

4. RISK AND INDEMNITY: This Agreement is a license granting use of space only, such space to be used at the sole risk of Tenant/ Tenant shall obtain and keep in force during the term of this Agreement a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto.

5. WAIVER OF SUBROGATION: Tenant and Landlord each waive any and all rights of recovery against the other, or against the officers, employees, agents, and representatives of the other, for loss of or damage to such waiving party or it's property or the property of others under it's control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage.

6. UTILITIES: Tenant shall pay for all electricity based on a pro-rate share of the meter covering their Premises. Tenant shall pay for all telephones supplied to the Premises together with any taxes thereon.